Exhibit 10.16

SECOND AMENDMENT TO

PURCHASE AND SALE AGREEMENT

This Second Amendment to Purchase and Sale Agreement (“Second Amendment”) is executed as of the 21st day of September, 2011 by and between EQUASTONE PALISADES I, LLC, EQUASTONE PALISADES II, LLC, EQUASTONE PALISADES III, LLC, EQUASTONE GREENWAY I, LLC, EQUASTONE GREENWAY IA, LLC and EQUASTONE GREENWAY II, LLC (collectively, the “Sellers”) and JP REALTY PARTNERS, LTD., a Texas limited partnership (“Purchaser”) and constitutes a part of that certain Purchase and Sale Agreement between the parties dated August 4, 2011, as amended (the “Agreement”). All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

1.      Section 1.1.13 of the Agreement is amended to read in its entirety as follows:

“1.1.13        Inspection Period.   The period beginning on the Effective Date and ending September 26, 2011.”

2.      Except as expressly set forth above, Purchaser and Seller, by the execution hereof, hereby acknowledge that the Agreement remains in full force and effect. This Second Amendment shall control in the event of any conflict with the other provisions of the Agreement.

3.      This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which will constitute the same agreement. Any signature page of this Second Amendment may be detached from any counterpart of this Second Amendment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Second Amendment identical in form hereto but having attached to it one or more additional signature pages.

4.      Facsimile copies of this Second Amendment or copies of this Second Amendment delivered by electronic mail as a Portable Document Format (Adobe Acrobat) (also known as a PDF) attachment to such electronic mail, shall be considered for all purposes as originals and binding on the parties that executed them.

[SIGNATURES ON FOLLOWING PAGE]

SELLER:

EQUASTONE PALISADES I, LLC,

By:	/s/ Authorized Signatory
Authorized Signatory
Title:

EQUASTONE PALISADES II, LLC,

By:	/s/ Authorized Signatory
Authorized Signatory
Title:

EQUASTONE PALISADES III, LLC,

By:	/s/ Authorized Signatory
Authorized Signatory
Title:

EQUASTONE GREENWAY I, LLC,

By:	/s/ Authorized Signatory
Authorized Signatory
Title:

EQUASTONE GREENWAY IA, LLC,

By:	/s/ Authorized Signatory
Authorized Signatory
Title:

EQUASTONE GREENWAY II, LLC,

By:	/s/ Authorized Signatory
Authorized Signatory
Title:

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PURCHASER: JP REALTY PARTNERS, LTD., a Texas limited partnership

By:		Trevmar, LLC, General Partner

	By:	/s/ Mark D. Jordan
Mark D. Jordan, President

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